                                                                     EXHIBIT 20




                         MONTHLY SERVICER'S CERTIFICATE

           AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

              -------------------------------------------------

                 AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

              --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on March 15, 2004 and covers activity from January 27, 2004 through February 25, 2004.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 5th day of March, 2004.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                     Trust Totals
-----------------                                     ------------

Number of days in period                                        30
Beginning Principal Receivable Balance           24,916,576,340.29
Special Funding Account Balance                               0.00
Beginning Total Principal Balance                24,916,576,340.29

Finance Charge Collections (excluding               258,003,424.71
  Discount Option & Recoveries)
Discount Percentage                                          2.00%
Discount Option Receivables Collections             111,186,563.53
Premium Option Receivables Collections                        0.00
Recoveries                                           18,094,243.88
Total Collections of Finance Charge Receivables     387,284,232.12
Total Collections of Principal Receivables        5,448,141,612.90
Monthly Payment Rate                                      21.8655%
Defaulted amount                                    116,907,969.71
Annualized Default Rate                                    5.7974%
Trust Portfolio Yield                                     13.2024%
New Principal Receivables                         5,183,281,227.08
Ending Principal Receivables Balance             24,534,807,984.76
Ending Required Minimum Principal Balance        20,731,250,000.00
Ending Transferor Amount                          5,159,807,984.76
Ending Special Funding Account Balance                        0.00
Ending Total Principal Balance                   24,534,807,984.76



B. Series Allocations                                          Series 1999-1      Series 1999-2     Series 1999-3      Series 1999-5
---------------------                                          -------------      -------------     -------------      -------------
Group Number                                                              1                  1                 2                  2
Invested Amount                                             1,000,000,000.00     500,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                    1,000,000,000.00     500,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                       0.00               0.00              0.00               0.00
Series Required Transferor Amount                              70,000,000.00      35,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                                           5.16%              2.58%             5.16%              2.58%
Series Alloc. Finance Charge Collections                       19,988,863.59       9,994,431.80     19,988,863.59       9,994,431.80
Series Allocable Recoveries                                       933,896.46         466,948.23        933,896.46         466,948.23
Series Alloc. Principal Collections                           281,194,405.83     140,597,202.91    281,194,405.83     140,597,202.91
Series Allocable Defaulted Amount                               6,033,959.73       3,016,979.86      6,033,959.73       3,016,979.86

B. Series Allocations                       Series 2000-1      Series 2000-2      Series 2000-3     Series 2000-4      Series 2000-5
---------------------                       -------------      -------------      -------------     ------------       -------------

Group Number                                            1                  2                  2                 2                  2
Invested Amount                            500,000,000.00     500,000,000.00   1,000,000,000.00  1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                   500,000,000.00     500,000,000.00   1,000,000,000.00  1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                    0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount           35,000,000.00      35,000,000.00      70,000,000.00     84,848,540.00      55,151,460.00
Series Allocation Percentage                        2.58%              2.58%              5.16%             6.26%              4.07%
Series Alloc. Finance Charge Collections     9,994,431.80       9,994,431.80      19,988,863.59     24,228,941.32      15,748,785.87
Series Allocable Recoveries                    466,948.23         466,948.23         933,896.46      1,131,996.44         735,796.47
Series Alloc. Principal Collections        140,597,202.91     140,597,202.91     281,194,405.83    340,841,925.58     221,546,886.07
Series Allocable Defaulted Amount            3,016,979.86       3,016,979.86       6,033,959.73      7,313,895.33       4,754,024.12

B. Series Allocations                       Series 2001-1      Series 2001-2      Series 2001-3     Series 2001-4      Series 2001-5
---------------------                       ------------       -------------      -------------     -------------      -------------

Group Number                                            2                  1                  2                 2                  2
Invested Amount                            750,000,000.00     250,000,000.00     750,000,000.00    725,000,000.00     500,000,000.00
Adjusted Invested Amount                   750,000,000.00     250,000,000.00     750,000,000.00    725,000,000.00     500,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount           52,500,000.00      17,500,000.00      52,500,000.00     50,750,000.00      35,000,000.00
Series Allocation Percentage                        3.87%              1.29%              3.87%             3.74%              2.58%
Series Alloc. Finance Charge Collections    14,991,647.69       4,997,215.90      14,991,647.69     14,491,926.11       9,994,431.80
Series Allocable Recoveries                    700,422.34         233,474.11         700,422.34        677,074.93         466,948.23
Series Alloc. Principal Collections        210,895,804.37      70,298,601.46     210,895,804.37    203,865,944.22     140,597,202.91
Series Allocable Defaulted Amount            4,525,469.80       1,508,489.93       4,525,469.80      4,374,620.80       3,016,979.86

B. Series Allocations                       Series 2001-6      Series 2001-7      Series 2002-1     Series 2002-2      Series 2002-3
---------------------                       -------------      -------------      -------------     -------------      -------------

Group Number                                            2                  2                  2                 2                  2
Invested Amount                            700,000,000.00     650,000,000.00     920,000,000.00    940,000,000.00     920,000,000.00
Adjusted Invested Amount                   700,000,000.00     650,000,000.00     920,000,000.00    940,000,000.00     920,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount           49,000,000.00      45,500,000.00      64,400,000.00     65,800,000.00      64,400,000.00
Series Allocation Percentage                        3.61%              3.35%              4.75%             4.85%              4.75%
Series Alloc. Finance Charge Collections    13,992,204.52      12,992,761.34      18,389,754.51     18,789,531.78      18,389,754.51
Series Allocable Recoveries                    653,727.52         607,032.70         859,184.74        877,862.67         859,184.74
Series Alloc. Principal Collections        196,836,084.08     182,776,363.79     258,698,853.36    264,322,741.48     258,698,853.36
Series Allocable Defaulted Amount            4,223,771.81       3,922,073.82       5,551,242.95      5,671,922.14       5,551,242.95

B. Series Allocations                       Series 2002-4      Series 2002-5      Series 2002-6     Series 2003-1      Series 2003-2
---------------------                       -------------      -------------      -------------     -------------      -------------

Group Number                                            2                  2                  2                 2                  2
Invested Amount                            500,000,000.00     600,000,000.00     720,000,000.00    920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                   500,000,000.00     600,000,000.00     720,000,000.00    920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                    0.00               0.00               0.00              0.00               0.00
Series Required Transferor Amount           35,000,000.00      42,000,000.00      50,400,000.00     64,400,000.00      77,000,000.00
Series Allocation Percentage                        2.58%              3.10%              3.72%             4.75%              5.68%
Series Alloc. Finance Charge Collections     9,994,431.80      11,993,318.16      14,391,981.79     18,389,754.51      21,987,749.95
Series Allocable Recoveries                    466,948.23         560,337.87         672,405.45        859,184.74       1,027,286.10
Series Alloc. Principal Collections        140,597,202.91     168,716,643.50     202,459,972.20    258,698,853.36     309,313,846.41
Series Allocable Defaulted Amount            3,016,979.86       3,620,375.84       4,344,451.00      5,551,242.95       6,637,355.70




B. Series Allocations                       Series 2003-3      Series 2003-4                                             Trust Total
---------------------                       -------------      -------------                                             -----------
Group Number                                            2                  1
Invested Amount                            750,000,000.00     680,000,000.00                                       19,375,000,000.00
Adjusted Invested Amount                   750,000,000.00     680,000,000.00                                       19,375,000,000.00
Principal Funding Account Balance                    0.00               0.00                                                    0.00
Series Required Transferor Amount           52,500,000.00      47,600,000.00                                        1,356,250,000.00
Series Allocation Percentage                        3.87%              3.51%                                                    100%
Series Alloc. Finance Charge Collections    14,991,647.69      13,592,427.24                                          387,284,232.12
Series Allocable Recoveries                    700,422.34         635,049.59                                           18,094,243.88
Series Alloc. Principal Collections        210,895,804.37     191,212,195.96                                        5,448,141,612.90
Series Allocable Defaulted Amount            4,525,469.80       4,103,092.61                                          116,907,969.71

C. Group Allocations
--------------------

1. Group 1 Allocations                      Series 1999-1      Series 1999-2      Series 2000-1     Series 2001-2      Series 2003-4
----------------------                      -------------      -------------      -------------     -------------      -------------

Investor Finance Charge Collections         15,546,222.25       7,773,111.13       7,771,618.12      3,885,809.06      10,569,400.64

Investor Monthly Interest                    4,438,502.60       2,351,647.14       2,836,074.22      1,096,761.07         969,242.60
Investor Default Amount                      4,691,975.66       2,345,987.83       2,345,987.83      1,172,993.91       3,190,543.45
Investor Monthly Fees                        1,666,666.67         833,333.33         833,333.33        416,666.67       1,133,333.33
Investor Additional Amounts                          0.00               0.00               0.00              0.00               0.00
Total                                       10,797,144.93       5,530,968.30       6,015,395.38      2,686,421.65       5,293,119.39

Reallocated Investor Finance
   Charge Collections                       15,546,222.25       7,773,111.13       7,771,618.12      3,885,809.06      10,569,400.64
Available Excess                             4,749,077.32       2,242,142.83       1,756,222.73      1,199,387.41       5,276,281.25

1. Group 1 Allocations                                                                                                 Group 1 Total
---------------------                                                                                                  -------------

Investor Finance Charge Collections                                                                                    45,546,161.19

Investor Monthly Interest                                                                                              11,692,227.63
Investor Default Amount                                                                                                13,747,488.68
Investor Monthly Fees                                                                                                   4,883,333.33
Investor Additional Amounts                                                                                                     0.00
Total                                                                                                                  30,323,049.65

Reallocated Investor Finance Charge Collections                                                                        45,546,161.19
Available Excess                                                                                                       15,223,111.54

2. Group 2 Allocations                                         Series 1999-3      Series 1999-5     Series 2000-2      Series 2000-3
----------------------                                         -------------      -------------     -------------      -------------

Investor Finance Charge Collections                            15,546,084.23       7,771,618.12      7,771,618.12      15,543,236.23

Investor Monthly Interest                                         987,900.00         530,868.75        503,765.63         997,312.50
Investor Default Amount                                         4,691,975.66       2,345,987.83      2,345,987.83       4,691,975.66
Investor Monthly Fees                                           1,666,666.67         833,333.33        833,333.33       1,666,666.67
Investor Additional Amounts                                             0.00               0.00              0.00               0.00
Total                                                           7,346,542.33       3,710,189.91      3,683,086.79       7,355,954.83

Reallocated Investor Finance Charge Collections                15,546,084.23       7,771,618.12      7,771,618.12      15,543,236.23
Available Excess                                                8,199,541.90       4,061,428.20      4,088,531.33       8,187,281.40

2. Group 2 Allocations                      Series 2000-4      Series 2000-5      Series 2001-1     Series 2001-3      Series 2001-4
----------------------                      -------------      -------------      -------------     -------------      -------------

Investor Finance Charge Collections         18,840,298.59      12,246,173.88      11,657,427.17     11,657,427.17      11,268,846.27

Investor Monthly Interest                    1,249,665.83         780,235.32         749,868.75        738,084.38         718,647.19
Investor Default Amount                      5,687,246.92       3,696,704.40       3,518,981.74      3,518,981.74       3,401,682.35
Investor Monthly Fees                        2,020,203.33       1,313,130.00       1,250,000.00      1,250,000.00       1,208,333.33
Investor Additional Amounts                          0.00               0.00               0.00              0.00               0.00
Total                                        8,957,116.08       5,790,069.72       5,518,850.49      5,507,066.12       5,328,662.87

Reallocated Investor Finance
   Charge Collections                       18,840,298.59      12,246,173.88      11,657,427.17     11,657,427.17      11,268,846.27
Investment Funding Account Proceeds             1,708.00
Available Excess                             9,884,890.51       6,456,104.15       6,138,576.68      6,150,361.05       5,940,183.39



2. Group 2 Allocations                      Series 2001-5      Series 2001-6      Series 2001-7     Series 2002-1      Series 2002-2
----------------------                      -------------      -------------      -------------     -------------      -------------
Investor Finance Charge Collections          7,771,618.12      10,880,265.36      10,103,103.55     14,299,777.33      14,610,642.06

Investor Monthly Interest                      516,750.00         688,275.00         639,502.50        908,212.50         924,043.50
Investor Default Amount                      2,345,987.83       3,284,382.96       3,049,784.18      4,316,617.61       4,410,457.12
Investor Monthly Fees                          833,333.33       1,166,666.67       1,083,333.33      1,533,333.33       1,566,666.67
Investor Additional Amounts                          0.00               0.00               0.00              0.00               0.00
Total                                        3,696,071.16       5,139,324.63       4,772,620.01      6,758,163.44       6,901,167.29

Reallocated Investor Finance
   Charge Collections                        7,771,618.12      10,880,265.36      10,103,103.55     14,299,777.33      14,610,642.06
Investment Funding Account Proceeds
Available Excess                             4,075,546.95       5,740,940.73       5,330,483.54      7,541,613.89       7,709,474.77

2. Group 2 Allocations                      Series 2002-3      Series 2002-4      Series 2002-5     Series 2002-6      Series 2003-1
----------------------                      -------------      -------------      -------------     -------------      -------------

Investor Finance Charge Collections         14,299,777.33       7,771,618.12       9,325,941.74     11,191,130.09      14,299,777.33

Investor Monthly Interest                      903,831.00         462,112.50         616,387.50        726,300.00         911,490.00
Investor Default Amount                      4,316,617.61       2,345,987.83       2,815,185.40      3,378,222.47       4,316,617.61
Investor Monthly Fees                        1,533,333.33         833,333.33       1,000,000.00      1,200,000.00       1,533,333.33
Investor Additional Amounts                          0.00               0.00               0.00              0.00               0.00
Total                                        6,753,781.94       3,641,433.66       4,431,572.90      5,304,522.47       6,761,440.94

Reallocated Investor Finance
   Charge Collections                       14,299,777.33       7,771,618.12       9,325,941.74     11,191,130.09      14,299,777.33
Investment Funding Account Proceeds
Available Excess                             7,545,995.39       4,130,184.45       4,894,368.84      5,886,607.61       7,538,336.39

2. Group 2 Allocations                      Series 2003-2      Series 2003-3                                           Group 2 Total
----------------------                      -------------      -------------                                           -------------

Investor Finance Charge Collections         17,097,559.85      11,657,427.17                                          255,611,367.81

Investor Monthly Interest                    1,091,763.75         741,881.25                                           16,386,897.83
Investor Default Amount                      5,161,173.23       3,518,981.74                                           77,159,539.72
Investor Monthly Fees                        1,833,333.33       1,250,000.00                                           27,408,333.33
Investor Additional Amounts                          0.00               0.00                                                    0.00
Total                                        8,086,270.31       5,510,862.99                                          120,954,770.89

Reallocated Investor Finance
   Charge Collections                       17,097,559.85      11,657,427.17                                          255,611,367.81
Investment Funding Account Proceeds                                                                                         1,708.00
Available Excess                             9,011,289.54       6,146,564.18                                          134,658,304.92


D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                        258,955,873
61-90 Days Delinquent:                        158,476,055
90+ Days Delinquent:                          267,289,164
Total 30+ Days Delinquent:                    684,721,091




II. Series 1999-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------       --------------       -----------
Beginning Invested /Transferor Amount                1,286,016,843.37    1,000,000,000.00    286,016,843.37
Beginning Adjusted Invested Amount                                N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 19,988,863.59       15,546,222.25      4,445,627.36
Collections of Principal Receivables                   281,194,405.83      218,655,305.55     62,539,100.28
Defaulted Amount                                         6,033,959.73        4,691,975.66      1,341,984.07

Ending Invested / Transferor Amounts                 1,266,312,670.18    1,000,000,000.00    266,312,670.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                         4,325,000.00                0.00              0.00          4,325,000.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   5.6000%             5.8500%           1.9438%
Monthly Interest Due                                     4,036,666.67          292,500.00        109,335.94          4,438,502.60
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                       4,036,666.67          292,500.00        109,335.94          4,438,502.60
Investor Default Amount                                  4,058,558.95          281,518.54        351,898.17          4,691,975.66
Investor Monthly Fees Due                                1,441,666.67          100,000.00        125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                                9,536,892.28          674,018.54        586,234.11         10,797,144.93

Reallocated Investor Finance Charge Collections                                                                     15,546,222.25
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                              2,986.02
Series Adjusted Portfolio Yield                                                                                          13.2060%
Base Rate                                                                                                                 8.2533%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         865,000,000.00       60,000,000.00     75,000,000.00      1,000,000,000.00
Interest Distributions                                   4,036,666.67          292,500.00        109,335.94          4,438,502.60
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                      4,036,666.67          292,500.00        109,335.94          4,438,502.60
Ending Certificates Balance                            865,000,000.00       60,000,000.00     75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.67

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.88

   2 . Amount of the distribution in
       respect of class B monthly interest:                              $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in
       respect of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $109,335.94

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $109,335.94

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $13,447,482.25

       a. Class A Monthly Interest:                              $4,036,666.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,058,558.95
       e. Excess Spread:                                         $5,352,256.63

   2.  Class B Available Funds:                                    $932,773.34

       a. Class B Monthly Interest:                                $292,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $640,273.34

   3.  Collateral Available Funds:                               $1,165,966.67

       a. Excess Spread:                                         $1,165,966.67

   4.  Total Excess Spread:                                      $7,158,496.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 1999-1 Allocable Principal
       Collections:                                            $281,194,405.83

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:          $218,655,305.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $218,655,305.55

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,691,975.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $223,347,281.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $75,000,000.00

   2.  Required Collateral Invested Amount:                     $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $223,347,281.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                            $7,158,496.64
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $281,518.54
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $109,335.94
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $351,898.17
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,749,077.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.2533%
       b. Prior Monthly Period                                         6.7800%
       c. Second Prior Monthly Period                                  7.2126%

   2.  Three Month Average Base Rate                                   7.4153%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2060%
       b. Prior Monthly Period                                        11.9741%
       c. Second Prior Monthly Period                                 12.8422%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6741%



III. Series 1999-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  643,008,421.68      500,000,000.00    143,008,421.68
Beginning Adjusted Invested Amount                                N/A      500,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                  9,994,431.80        7,773,111.13      2,222,813.68
Collections of Principal Receivables                   140,597,202.91      109,327,652.77     31,269,550.14
Defaulted Amount                                         3,016,979.86        2,345,987.83        670,992.03

Ending Invested / Transferor Amounts                   633,156,335.09      500,000,000.00    133,156,335.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                         2,162,500.00                0.00              0.00          2,162,500.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   5.9500%             6.1000%           1.9438%
Monthly Interest Due                                     2,144,479.17          152,500.00         54,667.97          2,351,647.14
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                       2,144,479.17          152,500.00         54,667.97          2,351,647.14
Investor Default Amount                                  2,029,279.47          140,759.27        175,949.09          2,345,987.83
Investor Monthly Fees Due                                  720,833.33           50,000.00         62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                                4,894,591.97          343,259.27        293,117.06          5,530,968.30

Reallocated Investor Finance Charge Collections                                                                      7,773,111.13
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                              1,493.01
Series Adjusted Portfolio Yield                                                                                          13.2060%
Base Rate                                                                                                                 8.6112%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B          Interest                 Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00
Interest Distributions                                   2,144,479.17          152,500.00         54,667.97          2,351,647.14
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                      2,144,479.17          152,500.00         54,667.97          2,351,647.14
Ending Certificates Balance                            432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in
       respect of such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $54,667.97

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $54,667.97

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,723,741.12

       a. Class A Monthly Interest:                              $2,144,479.17
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,029,279.47
       e. Excess Spread:                                         $2,549,982.48

   2.  Class B Available Funds:                                    $466,386.67

       a. Class B Monthly Interest:                                $152,500.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $313,886.67

   3.  Collateral Available Funds:                                 $582,983.33

       a. Excess Spread:                                           $582,983.33

   4.  Total Excess Spread:                                      $3,446,852.49

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 1999-2 Allocable Principal
       Collections:                                            $140,597,202.91

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:          $109,327,652.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $109,327,652.77

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,345,987.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $111,673,640.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $111,673,640.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                            $3,446,852.49
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $140,759.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $54,667.97
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $175,949.09
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $2,242,142.83

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.6112%
       b. Prior Monthly Period                                         7.0729%
       c. Second Prior Monthly Period                                  7.5244%

   2.  Three Month Average Base Rate                                   7.7362%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2060%
       b. Prior Monthly Period                                        11.9741%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6727%



IV.  Series 1999-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest             Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                1,286,016,843.37    1,000,000,000.00    286,016,843.37
Beginning Adjusted Invested Amount                                N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 19,988,863.59       15,546,084.23      4,445,627.36
Collections of Principal Receivables                   281,194,405.83      218,655,305.55     62,539,100.28
Defaulted Amount                                         6,033,959.73        4,691,975.66      1,341,984.07

Ending Invested / Transferor Amounts                 1,266,312,670.18    1,000,000,000.00    266,312,670.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                         4,125,000.00                0.00              0.00          4,125,000.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2338%             1.4338%           1.9438%
Monthly Interest Due                                       763,382.81           86,025.00        138,492.19            987,900.00
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         763,382.81           86,025.00        138,492.19            987,900.00
Investor Default Amount                                  3,870,879.92          375,358.05        445,737.69          4,691,975.66
Investor Monthly Fees Due                                1,375,000.00          133,333.33        158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                                6,009,262.73          594,716.39        742,563.21          7,346,542.33

Reallocated Investor Finance Charge Collections                                                                     15,546,084.23
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                              2,848.00
Series Adjusted Portfolio Yield                                                                                          13.2058%
Base Rate                                                                                                                 3.5886%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00
Interest Distributions                                     763,382.81           86,025.00        138,492.19            987,900.00
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        763,382.81           86,025.00        138,492.19            987,900.00
Ending Certificates Balance                            825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.93

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.93

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $138,492.19

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $138,492.19

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,825,519.49

       a. Class A Monthly Interest:                                $763,382.81
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,870,879.92
       e. Excess Spread:                                         $8,191,256.76

   2.  Class B Available Funds:                                  $1,243,686.74

       a. Class B Monthly Interest:                                 $86,025.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,157,661.74

   3.  Collateral Available Funds:                               $1,476,878.00

       a. Excess Spread:                                         $1,476,878.00

   4.  Total Excess Spread:                                     $10,825,796.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 1999-3 Allocable Principal
       Collections:                                            $281,194,405.83

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:          $218,655,305.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $218,655,305.55

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,691,975.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $223,347,281.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $223,347,281.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                           $10,825,796.50
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $375,358.05
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $138,492.19
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $445,737.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,199,541.90

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5886%
       b. Prior Monthly Period                                         3.1853%
       c. Second Prior Monthly Period                                  3.3676%

   2.  Three Month Average Base Rate                                   3.3805%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2058%
       b. Prior Monthly Period                                        11.9739%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6725%



V. Series 1999-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest             Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  643,008,421.68      500,000,000.00    143,008,421.68
Beginning Adjusted Invested Amount                                N/A      500,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                  9,994,431.80        7,771,618.12      2,222,813.68
Collections of Principal Receivables                   140,597,202.91      109,327,652.77     31,269,550.14
Defaulted Amount                                         3,016,979.86        2,345,987.83        670,992.03

Ending Invested / Transferor Amounts                   633,156,335.09      500,000,000.00    133,156,335.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                         2,062,500.00                0.00              0.00          2,062,500.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.3338%             1.5738%           1.9937%
Monthly Interest Due                                       412,628.91           47,212.50         71,027.34            530,868.75
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         412,628.91           47,212.50         71,027.34            530,868.75
Investor Default Amount                                  1,935,439.96          187,679.03        222,868.84          2,345,987.83
Investor Monthly Fees Due                                  687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                                3,035,568.87          301,558.19        373,062.85          3,710,189.91

Reallocated Investor Finance Charge Collections                                                                      7,771,618.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.6884%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                     412,628.91           47,212.50         71,027.34            530,868.75
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        412,628.91           47,212.50         71,027.34            530,868.75
Ending Certificates Balance                            412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.18

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.18

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $71,027.34

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $71,027.34

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,411,584.95

       a. Class A Monthly Interest:                                $412,628.91
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,935,439.96
       e. Excess Spread:                                         $4,063,516.08

   2.  Class B Available Funds:                                    $621,729.45

       a. Class B Monthly Interest:                                 $47,212.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $574,516.95

   3.  Collateral Available Funds:                                 $738,303.72

       a. Excess Spread:                                           $738,303.72

   4.  Total Excess Spread:                                      $5,376,336.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 1999-5 Allocable Principal
       Collections:                                            $140,597,202.91

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:          $109,327,652.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $109,327,652.77

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,345,987.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $111,673,640.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $111,673,640.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                            $5,376,336.75
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $187,679.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $71,027.34
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $222,868.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                             $2,062,500.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,998,928.20

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6884%
       b. Prior Monthly Period                                         3.2851%
       c. Second Prior Monthly Period                                  3.4674%

   2.  Three Month Average Base Rate                                   3.4803%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



VI. Series 2000-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  643,008,421.68      500,000,000.00    143,008,421.68
Beginning Adjusted Invested Amount                                N/A      500,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                  9,994,431.80        7,771,618.12      2,222,813.68
Collections of Principal Receivables                   140,597,202.91      109,327,652.77     31,269,550.14
Defaulted Amount                                         3,016,979.86        2,345,987.83        670,992.03

Ending Invested / Transferor Amounts                   633,156,335.09      500,000,000.00    133,156,335.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B          Interest                 Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   7.2000%             7.4000%           1.9937%
Monthly Interest Due                                     2,595,000.00          185,000.00         56,074.22          2,836,074.22
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                       2,595,000.00          185,000.00         56,074.22          2,836,074.22
Investor Default Amount                                  2,029,279.47          140,759.27        175,949.09          2,345,987.83
Investor Monthly Fees Due                                  720,833.33           50,000.00         62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                                5,345,112.81          375,759.27        294,523.31          6,015,395.38

Reallocated Investor Finance Charge Collections                                                                      7,771,618.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 9.9210%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00
Interest Distributions                                   2,595,000.00          185,000.00         56,074.22          2,836,074.22
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                      2,595,000.00          185,000.00         56,074.22          2,836,074.22
Ending Certificates Balance                            432,500,000.00       30,000,000.00     37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $6.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of  Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $56,074.22

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $56,074.22

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,722,449.67

       a. Class A Monthly Interest:                              $2,595,000.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,029,279.47
       e. Excess Spread:                                         $2,098,170.20

   2.  Class B Available Funds:                                    $466,297.09

       a. Class B Monthly Interest:                                $185,000.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $281,297.09

   3.  Collateral Available Funds:                                 $582,871.36

       a. Excess Spread:                                           $582,871.36

   4.  Total Excess Spread:                                      $2,962,338.64

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2000-1 Allocable Principal
       Collections:                                            $140,597,202.91

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:          $109,327,652.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $109,327,652.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,345,987.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $111,673,640.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $37,500,000.00

   2.  Required Collateral Invested Amount:                     $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $111,673,640.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                            $2,962,338.64
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $140,759.27
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $56,074.22
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $175,949.09
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,756,222.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       9.9210%
       b. Prior Monthly Period                                         8.1452%
       c. Second Prior Monthly Period                                  8.6657%

   2.  Three Month Average Base Rate                                   8.9106%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



VII. Series 2000-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest             Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  643,008,421.68      500,000,000.00    143,008,421.68
Beginning Adjusted Invested Amount                                N/A      500,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                  9,994,431.80        7,771,618.12      2,222,813.68
Collections of Principal Receivables                   140,597,202.91      109,327,652.77     31,269,550.14
Defaulted Amount                                         3,016,979.86        2,345,987.83        670,992.03

Ending Invested / Transferor Amounts                   633,156,335.09      500,000,000.00    133,156,335.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2588%             1.4438%           1.9937%
Monthly Interest Due                                       389,425.78           43,312.50         71,027.34            503,765.63
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         389,425.78           43,312.50         71,027.34            503,765.63
Investor Default Amount                                  1,935,439.96          187,679.03        222,868.84          2,345,987.83
Investor Monthly Fees Due                                  687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                                3,012,365.74          297,658.19        373,062.85          3,683,086.79

Reallocated Investor Finance Charge Collections                                                                      7,771,618.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.6151%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                  Class A             Class B        Interest                   Total
--------------------------------------------                  -------             -------       ----------                  -----

Beginning Certificates Balance                         412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                     389,425.78           43,312.50         71,027.34            503,765.63
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        389,425.78           43,312.50         71,027.34            503,765.63
Ending Certificates Balance                            412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00




D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.94

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.94

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $71,027.34

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $71,027.34

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1. Class A Available Funds:                                   $6,411,584.95

       a. Class A Monthly Interest:                                $389,425.78
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,935,439.96
       e. Excess Spread:                                         $4,086,719.20

   2.  Class B Available Funds:                                    $621,729.45

       a. Class B Monthly Interest:                                 $43,312.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $578,416.95

   3.  Collateral Available Funds:                                 $738,303.72

       a. Excess Spread:                                           $738,303.72

   4.  Total Excess Spread:                                      $5,403,439.87

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2000-2 Allocable Principal
       Collections:                                            $140,597,202.91

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:          $109,327,652.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $109,327,652.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,345,987.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $111,673,640.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $111,673,640.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                            $5,403,439.87
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $187,679.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $71,027.34
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $222,868.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,088,531.33

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6151%
       b. Prior Monthly Period                                         3.2118%
       c. Second Prior Monthly Period                                  3.3941%

   2.  Three Month Average Base Rate                                   3.4070%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



VIII. Series 2000-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                1,286,016,843.37    1,000,000,000.00    286,016,843.37
Beginning Adjusted Invested Amount                                N/A    1,000,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 19,988,863.59       15,543,236.23      4,445,627.36
Collections of Principal Receivables                   281,194,405.83      218,655,305.55     62,539,100.28
Defaulted Amount                                         6,033,959.73        4,691,975.66      1,341,984.07

Ending Invested / Transferor Amounts                 1,266,312,670.18    1,000,000,000.00    266,312,670.18


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2537%             1.4438%           1.8938%
Monthly Interest Due                                       775,757.81           86,625.00        134,929.69            997,312.50
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         775,757.81           86,625.00        134,929.69            997,312.50
Investor Default Amount                                  3,870,879.92          375,358.05        445,737.69          4,691,975.66
Investor Monthly Fees Due                                1,375,000.00          133,333.33        158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                                6,021,637.73          595,316.39        739,000.71          7,355,954.83

Reallocated Investor Finance Charge Collections                                                                     15,543,236.23
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.6013%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00
Interest Distributions                                     775,757.81           86,625.00        134,929.69            997,312.50
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        775,757.81           86,625.00        134,929.69            997,312.50
Ending Certificates Balance                            825,000,000.00       80,000,000.00     95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.94

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.94

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $134,929.69

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $134,929.69

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,823,169.89

       a. Class A Monthly Interest:                                $775,757.81
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,870,879.92
       e. Excess Spread:                                         $8,176,532.16

   2.  Class B Available Funds:                                  $1,243,458.90

       a. Class B Monthly Interest:                                 $86,625.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,156,833.90

   3.  Collateral Available Funds:                               $1,476,607.44

       a. Excess Spread:                                         $1,476,607.44

   4.  Total Excess Spread:                                     $10,809,973.50

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2000-3 Allocable Principal
       Collections:                                            $281,194,405.83

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:          $218,655,305.55

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $218,655,305.55

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,691,975.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $223,347,281.21

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $95,000,000.00

   2.  Required Collateral Invested Amount:                     $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $223,347,281.21

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                           $10,809,973.50
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $375,358.05
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $134,929.69
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $445,737.69
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $8,187,281.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6013%
       b. Prior Monthly Period                                         3.1980%
       c. Second Prior Monthly Period                                  3.3803%

   2.  Three Month Average Base Rate                                   3.3932%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



IX. Series 2000-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest          Interest
----------------------------------                        -----------       -------------       -----------
Beginning Invested /Transferor Amount                1,558,809,308.22    1,212,122,000.00    346,687,308.22
Beginning Adjusted Invested Amount                                N/A    1,212,122,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 24,228,941.32       18,842,006.59      5,388,642.73
Collections of Principal Receivables                   340,841,925.58      265,036,906.27     75,805,019.31
Defaulted Amount                                         7,313,895.33        5,687,246.92      1,626,648.41

Ending Invested / Transferor Amounts                 1,534,925,446.41    1,212,122,000.00    322,803,446.41


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2950%             1.5200%           1.9438%
Monthly Interest Due                                       971,250.00          110,545.80        167,870.03          1,249,665.83
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         971,250.00          110,545.80        167,870.03          1,249,665.83
Investor Default Amount                                  4,691,975.66          454,980.88        540,290.38          5,687,246.92
Investor Monthly Fees Due                                1,666,666.67          161,616.67        191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                                7,329,892.33          727,143.35        900,080.41          8,957,116.08

Reallocated Investor Finance Charge Collections                                                                     18,840,298.59
Interest and Principal Funding Investment Proceeds                                                                       1,708.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2041%
Base Rate                                                                                                                 3.6468%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                       1,000,000,000.00       96,970,000.00    115,152,000.00      1,212,122,000.00
Interest Distributions                                     971,250.00          110,545.80        167,870.03          1,249,665.83
Interest Deposits - Interest Funding Account              (971,250.00)        (110,545.80)             0.00         (1,081,795.80)
Interest Funding Account Distributions                   3,273,472.22          372,580.29              0.00          3,646,052.51
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                      3,273,472.22          372,580.29        167,870.03          3,813,922.54
Ending Interest Funding Account Balance                          0.00                0.00              0.00                  0.00
Ending Certificates Balance                          1,000,000,000.00       96,970,000.00    115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.97

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.97

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.14

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.14

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $167,870.02

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $167,870.03

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA): $15,544,944.23

       a. Class A Monthly Interest:                                $971,250.00
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,691,975.66
       e. Excess Spread:                                         $9,881,718.57

   2.  Class B Available Funds:                                  $1,507,227.62

       a. Class B Monthly Interest:                                $110,545.80
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,396,681.82

   3.  Collateral Available Funds:                               $1,789,834.74

       a. Excess Spread:                                         $1,789,834.74

   4.  Total Excess Spread:                                     $13,068,235.13

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2000-4 Allocable Principal
       Collections:                                            $340,841,925.58

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:          $265,036,906.27

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $265,036,906.27

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,687,246.92

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $270,724,153.19

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $115,152,000.00

   2.  Required Collateral Invested Amount:                    $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $270,724,153.19

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                           $13,068,235.13
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $454,980.88
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $167,870.03
   9.  Applied to unpaid Monthly Servicing Fee:                  $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $540,290.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,884,890.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6468%
       b. Prior Monthly Period                                         3.2378%
       c. Second Prior Monthly Period                                  3.3627%

   2.  Three Month Average Base Rate                                   3.4158%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2041%
       b. Prior Monthly Period                                        11.9708%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6709%



X. Series 2000-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------       -------------       -----------
Beginning Invested /Transferor Amount                1,013,224,378.52      787,878,000.00    225,346,378.52
Beginning Adjusted Invested Amount                                N/A      787,878,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 15,748,785.87       12,246,173.88      3,502,612.00
Collections of Principal Receivables                   221,546,886.07      172,273,704.82     49,273,181.25
Defaulted Amount                                         4,754,024.12        3,696,704.40      1,057,319.72

Ending Invested / Transferor Amounts                   997,699,893.96      787,878,000.00    209,821,893.96


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2338%             1.4737%           1.9438%
Monthly Interest Due                                       601,453.13           69,667.85        109,114.35            780,235.32
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         601,453.13           69,667.85        109,114.35            780,235.32
Investor Default Amount                                  3,049,784.18          295,735.23        351,184.99          3,696,704.40
Investor Monthly Fees Due                                1,083,333.33          105,050.00        124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                                4,734,570.64          470,453.07        585,046.01          5,790,069.72

Reallocated Investor Finance Charge Collections                                                                     12,246,173.88
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5918%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         650,000,000.00       63,030,000.00     74,848,000.00        787,878,000.00
Interest Distributions                                     601,453.13           69,667.85        109,114.35            780,235.32
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        601,453.13           69,667.85        109,114.35            780,235.32
Ending Certificates Balance                            650,000,000.00       63,030,000.00     74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.93

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.93

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3. Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.11

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.11

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $109,114.35

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $109,114.35

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of
       principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of such reductions in the
       Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $10,103,103.55

       a. Class A Monthly Interest:                                $601,453.13
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,049,784.18
       e. Excess Spread:                                         $6,451,866.25

   2.  Class B Available Funds:                                    $979,690.18

       a. Class B Monthly Interest:                                 $69,667.85
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $910,022.33

   3.  Collateral Available Funds:                               $1,163,380.15

       a. Excess Spread:                                         $1,163,380.15

   4.  Total Excess Spread:                                      $8,525,268.72

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2000-5 Allocable Principal
       Collections:                                            $221,546,886.07

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:          $172,273,704.82

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $172,273,704.82

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,696,704.40

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $175,970,409.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $74,848,000.00

   2.  Required Collateral Invested Amount:                     $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $175,970,409.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                            $8,525,268.72
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $295,735.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $109,114.35
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $351,184.99
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,456,104.15

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5918%
       b. Prior Monthly Period                                         3.1885%
       c. Second Prior Monthly Period                                  3.3708%

   2.  Three Month Average Base Rate                                   3.3837%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XI. Series 2001-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
-----------------------------------                       -----------       -------------       -----------
Beginning Invested /Transferor Amount                  964,512,632.53      750,000,000.00    214,512,632.53
Beginning Adjusted Invested Amount                                N/A      750,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 14,991,647.69       11,657,427.17      3,334,220.52
Collections of Principal Receivables                   210,895,804.37      163,991,479.16     46,904,325.21
Defaulted Amount                                         4,525,469.80        3,518,981.74      1,006,488.05

Ending Invested / Transferor Amounts                   949,734,502.64      750,000,000.00    199,734,502.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2338%             1.5137%           2.0438%
Monthly Interest Due                                       572,537.11           68,118.75        109,212.89            749,868.75
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         572,537.11           68,118.75        109,212.89            749,868.75
Investor Default Amount                                  2,903,159.94          281,518.54        334,303.27          3,518,981.74
Investor Monthly Fees Due                                1,031,250.00          100,000.00        118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,506,947.05          449,637.29        562,266.16          5,518,850.49

Reallocated Investor Finance Charge Collections                                                                     11,657,427.17
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.6047%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00
Interest Distributions                                     572,537.11           68,118.75        109,212.89            749,868.75
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        572,537.11           68,118.75        109,212.89            749,868.75
Ending Certificates Balance                            618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.93

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.93

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.14

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.14

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $109,212.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $109,212.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,617,377.42

       a. Class A Monthly Interest:                                $572,537.11
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,903,159.94
       e. Excess Spread:                                         $6,141,680.37

   2.  Class B Available Funds:                                    $932,594.17

       a. Class B Monthly Interest:                                 $68,118.75
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $864,475.42

   3.  Collateral Available Funds:                               $1,107,455.58

       a. Excess Spread:                                         $1,107,455.58

   4.  Total Excess Spread:                                      $8,113,611.37

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2001-1 Allocable Principal
       Collections:                                            $210,895,804.37

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:          $163,991,479.16

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,991,479.16

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,518,981.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $167,510,460.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $167,510,460.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                            $8,113,611.37
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $281,518.54
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $109,212.89
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $334,303.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,138,576.68

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6047%
       b. Prior Monthly Period                                         3.2014%
       c. Second Prior Monthly Period                                  3.3837%

   2.  Three Month Average Base Rate                                   3.3966%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XII. Series 2001-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor     Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
-----------------------------------                       -----------      --------------     ------------
Beginning Invested /Transferor Amount                  321,504,210.84      250,000,000.00     71,504,210.84
Beginning Adjusted Invested Amount                                N/A      250,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                  4,997,215.90        3,885,809.06      1,111,406.84
Collections of Principal Receivables                    70,298,601.46       54,663,826.39     15,634,775.07
Defaulted Amount                                         1,508,489.93        1,172,993.91        335,496.02

Ending Invested / Transferor Amounts                   316,578,167.55      250,000,000.00     66,578,167.55


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B          Interest                 Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   5.5300%             5.8300%           1.9438%
Monthly Interest Due                                       996,552.08           72,875.00         27,333.98          1,096,761.07
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         996,552.08           72,875.00         27,333.98          1,096,761.07
Investor Default Amount                                  1,014,639.74           70,379.63         87,974.54          1,172,993.91
Investor Monthly Fees Due                                  360,416.67           25,000.00         31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                                2,371,608.49          168,254.63        146,558.53          2,686,421.65

Reallocated Investor Finance Charge Collections                                                                      3,885,809.06
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 8.1837%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         216,250,000.00       15,000,000.00     18,750,000.00        250,000,000.00
Interest Distributions                                     996,552.08           72,875.00         27,333.98          1,096,761.07
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        996,552.08           72,875.00         27,333.98          1,096,761.07
Ending Certificates Balance                            216,250,000.00       15,000,000.00     18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $4.61

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $27,333.98

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $27,333.98

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $3,361,224.83

       a. Class A Monthly Interest:                                $996,552.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,014,639.74
       e. Excess Spread:                                         $1,350,033.02

   2.  Class B Available Funds:                                    $233,148.54

       a. Class B Monthly Interest:                                 $72,875.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $160,273.54

   3.  Collateral Available Funds:                                 $291,435.68

       a. Excess Spread:                                           $291,435.68

   4.  Total Excess Spread:                                      $1,801,742.24

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2001-2 Allocable Principal
       Collections:                                             $70,298,601.46

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:           $54,663,826.39

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                     $54,663,826.39

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $1,172,993.91

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                  $55,836,820.30

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount                               $18,750,000.00

   2.  Required Collateral Invested Amount                      $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                 $55,836,820.30

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                            $1,801,742.24
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                     $70,379.63
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $27,333.98
   9.  Applied to unpaid Monthly Servicing Fee:                    $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                             $87,974.54
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $1,199,387.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       8.1837%
       b. Prior Monthly Period                                         6.7231%
       c. Second Prior Monthly Period                                  7.1521%

   2.  Three Month Average Base Rate                                   7.3530%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XIII. Series 2001-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations          Interest          Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  964,512,632.53      750,000,000.00    214,512,632.53
Beginning Adjusted Invested Amount                                N/A      750,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 14,991,647.69       11,657,427.17      3,334,220.52
Collections of Principal Receivables                   210,895,804.37      163,991,479.16     46,904,325.21
Defaulted Amount                                         4,525,469.80        3,518,981.74      1,006,488.05

Ending Invested / Transferor Amounts                   949,734,502.64      750,000,000.00    199,734,502.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2237%             1.4737%           1.9438%
Monthly Interest Due                                       567,896.48           66,318.75        103,869.14            738,084.38
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         567,896.48           66,318.75        103,869.14            738,084.38
Investor Default Amount                                  2,903,159.94          281,518.54        334,303.27          3,518,981.74
Investor Monthly Fees Due                                1,031,250.00          100,000.00        118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,502,306.42          447,837.29        556,922.41          5,507,066.12

Reallocated Investor Finance Charge Collections                                                                     11,657,427.17
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5835%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00
Interest Distributions                                     567,896.48           66,318.75        103,869.14            738,084.38
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        567,896.48           66,318.75        103,869.14            738,084.38
Ending Certificates Balance                            618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.92

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.92

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.11

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.11

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $103,869.14

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $103,869.14

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,617,377.42

       a. Class A Monthly Interest:                                $567,896.48
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,903,159.94
       e. Excess Spread:                                         $6,146,320.99

   2.  Class B Available Funds:                                    $932,594.17

       a. Class B Monthly Interest:                                 $66,318.75
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $866,275.42

   3. Collateral Available Funds:                                $1,107,455.58

       a. Excess Spread:                                         $1,107,455.58

   4. Total Excess Spread:                                       $8,120,052.00

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2001-3 Allocable Principal
       Collections:                                            $210,895,804.37

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:          $163,991,479.16

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,991,479.16

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,518,981.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $167,510,460.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $167,510,460.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                            $8,120,052.00
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $281,518.54
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $103,869.14
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $334,303.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,150,361.05

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5835%
       b. Prior Monthly Period                                         3.1801%
       c. Second Prior Monthly Period                                  3.3624%

   2.  Three Month Average Base Rate                                   3.3754%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XIV. Series 2001-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  932,362,211.44      725,000,000.00    207,362,211.44
Beginning Adjusted Invested Amount                                N/A      725,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 14,491,926.11       11,268,846.27      3,223,079.84
Collections of Principal Receivables                   203,865,944.22      158,525,096.52     45,340,847.70
Defaulted Amount                                         4,374,620.80        3,401,682.35        972,938.45

Ending Invested / Transferor Amounts                   918,076,685.88      725,000,000.00    193,076,685.88


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2237%             1.4737%           2.0438%
Monthly Interest Due                                       548,966.60           64,108.13        105,572.46            718,647.19
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         548,966.60           64,108.13        105,572.46            718,647.19
Investor Default Amount                                  2,806,387.94          272,134.59        323,159.82          3,401,682.35
Investor Monthly Fees Due                                  996,875.00           96,666.67        114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                                4,352,229.54          432,909.38        543,523.95          5,328,662.87

Reallocated Investor Finance Charge Collections                                                                     11,268,846.27
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5931%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         598,125,000.00       58,000,000.00     68,875,000.00        725,000,000.00
Interest Distributions                                     548,966.60           64,108.13        105,572.46            718,647.19
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        548,966.60           64,108.13        105,572.46            718,647.19
Ending Certificates Balance                            598,125,000.00       58,000,000.00     68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.92

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.92

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.11

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.11

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $105,572.46

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $105,572.46

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,296,798.17

       a. Class A Monthly Interest:                                $548,966.60
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,806,387.94
       e. Excess Spread:                                         $5,941,443.63

   2.  Class B Available Funds:                                    $901,507.70

       a. Class B Monthly Interest:                                 $64,108.13
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $837,399.58

   3.  Collateral Available Funds:                               $1,070,540.40

       a. Excess Spread:                                         $1,070,540.40

   4.  Total Excess Spread:                                      $7,849,383.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2001-4 Allocable Principal
       Collections:                                            $203,865,944.22

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:          $158,525,096.52

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $158,525,096.52

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,401,682.35

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $161,926,778.88

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,875,000.00

   2.  Required Collateral Invested Amount:                     $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $161,926,778.88

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                            $7,849,383.60
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $272,134.59
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $105,572.46
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $323,159.82
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,940,183.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5931%
       b. Prior Monthly Period                                         3.1898%
       c. Second Prior Monthly Period                                  3.3721%

   2.  Three Month Average Base Rate                                   3.3850%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XV. Series 2001-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest          Interest
----------------------------------                        -----------       --------------      -----------
Beginning Invested /Transferor Amount                  643,008,421.68      500,000,000.00    143,008,421.68
Beginning Adjusted Invested Amount                                N/A      500,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                  9,994,431.80        7,771,618.12      2,222,813.68
Collections of Principal Receivables                   140,597,202.91      109,327,652.77     31,269,550.14
Defaulted Amount                                         3,016,979.86        2,345,987.83        670,992.03

Ending Invested / Transferor Amounts                   633,156,335.09      500,000,000.00    133,156,335.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------       -----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2737%             1.5438%           2.1437%
Monthly Interest Due                                       394,066.41           46,312.50         76,371.09            516,750.00
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         394,066.41           46,312.50         76,371.09            516,750.00
Investor Default Amount                                  1,935,439.96          187,679.03        222,868.84          2,345,987.83
Investor Monthly Fees Due                                  687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                                3,017,006.37          300,658.19        378,406.60          3,696,071.16

Reallocated Investor Finance Charge Collections                                                                      7,771,618.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.6502%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                     394,066.41           46,312.50         76,371.09            516,750.00
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        394,066.41           46,312.50         76,371.09            516,750.00
Ending Certificates Balance                            412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $76,371.09

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $76,371.09

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the  Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,411,584.95

       a. Class A Monthly Interest:                                $394,066.41
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,935,439.96
       e. Excess Spread:                                         $4,082,078.58

   2.  Class B Available Funds:                                    $621,729.45

       a. Class B Monthly Interest:                                 $46,312.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $575,416.95

   3.  Collateral Available Funds:                                 $738,303.72

       a. Excess Spread:                                           $738,303.72

   4.  Total Excess Spread:                                      $5,395,799.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2001-5 Allocable Principal
       Collections:                                            $140,597,202.91

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:          $109,327,652.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $109,327,652.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,345,987.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $111,673,640.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $111,673,640.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                            $5,395,799.25
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $187,679.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $76,371.09
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $222,868.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,075,546.95

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6502%
       b. Prior Monthly Period                                         3.2469%
       c. Second Prior Monthly Period                                  3.4292%

   2.  Three Month Average Base Rate                                   3.4421%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XVI. Series 2001-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest             Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  900,211,790.36      700,000,000.00    200,211,790.36
Beginning Adjusted Invested Amount                                N/A      700,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 13,992,204.52       10,880,265.36      3,111,939.15
Collections of Principal Receivables                   196,836,084.08      153,058,713.88     43,777,370.20
Defaulted Amount                                         4,223,771.81        3,284,382.96        939,388.85

Ending Invested / Transferor Amounts                   886,418,869.13      700,000,000.00    186,418,869.13


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2138%             1.4438%           2.0438%
Monthly Interest Due                                       525,705.47           60,637.50        101,932.03            688,275.00
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         525,705.47           60,637.50        101,932.03            688,275.00
Investor Default Amount                                  2,709,615.94          262,750.64        312,016.38          3,284,382.96
Investor Monthly Fees Due                                  962,500.00           93,333.33        110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                                4,197,821.41          416,721.47        524,781.75          5,139,324.63

Reallocated Investor Finance Charge Collections                                                                     10,880,265.36
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5823%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         577,500,000.00       56,000,000.00     66,500,000.00        700,000,000.00
Interest Distributions                                     525,705.47           60,637.50        101,932.03            688,275.00
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        525,705.47           60,637.50        101,932.03            688,275.00
Ending Certificates Balance                            577,500,000.00       56,000,000.00     66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.91

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.91

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $101,932.03

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $101,932.03

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,976,218.92

       a. Class A Monthly Interest:                                $525,705.47
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,709,615.94
       e. Excess Spread:                                         $5,740,897.51

   2.  Class B Available Funds:                                    $870,421.23

       a. Class B Monthly Interest:                                 $60,637.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $809,783.73

   3.  Collateral Available Funds:                               $1,033,625.21

       a. Excess Spread:                                         $1,033,625.21

   4.  Total Excess Spread:                                      $7,584,306.45

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2001-6 Allocable Principal
       Collections:                                            $196,836,084.08

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:          $153,058,713.88

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $153,058,713.88

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,284,382.96

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $156,343,096.85

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $66,500,000.00

   2.  Required Collateral Invested Amount:                     $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $156,343,096.85

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                            $7,584,306.45
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $262,750.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $101,932.03
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $312,016.38
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,740,940.73

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5823%
       b. Prior Monthly Period                                         3.1790%
       c. Second Prior Monthly Period                                  3.3613%

   2.  Three Month Average Base Rate                                   3.3742%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XVII. Series 2001-7 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series          Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations          Interest          Interest
----------------------------------                        -----------       --------------      -----------
Beginning Invested /Transferor Amount                  835,910,948.19      650,000,000.00    185,910,948.19
Beginning Adjusted Invested Amount                                N/A      650,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 12,992,761.34       10,103,103.55      2,889,657.79
Collections of Principal Receivables                   182,776,363.79      142,125,948.61     40,650,415.18
Defaulted Amount                                         3,922,073.82        3,049,784.18        872,289.64

Ending Invested / Transferor Amounts                   823,103,235.62      650,000,000.00    173,103,235.62


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2138%             1.4537%           2.0438%
Monthly Interest Due                                       488,155.08           56,696.25         94,651.17            639,502.50
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         488,155.08           56,696.25         94,651.17            639,502.50
Investor Default Amount                                  2,516,071.95          243,982.73        289,729.50          3,049,784.18
Investor Monthly Fees Due                                  893,750.00           86,666.67        102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                                3,897,977.03          387,345.65        487,297.34          4,772,620.01

Reallocated Investor Finance Charge Collections                                                                     10,103,103.55
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5831%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         536,250,000.00       52,000,000.00     61,750,000.00        650,000,000.00
Interest Distributions                                     488,155.08           56,696.25         94,651.17            639,502.50
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        488,155.08           56,696.25         94,651.17            639,502.50
Ending Certificates Balance                            536,250,000.00       52,000,000.00     61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.91

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.91

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.09

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.09

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $94,651.17

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $94,651.17

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $8,335,060.43

       a. Class A Monthly Interest:                                $488,155.08
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,516,071.95
       e. Excess Spread:                                         $5,330,833.40

   2.  Class B Available Funds:                                    $808,248.28

       a. Class B Monthly Interest:                                 $56,696.25
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $751,552.03

   3.  Collateral Available Funds:                                 $959,794.84

       a. Excess Spread:                                           $959,794.84

   4.  Total Excess Spread:                                      $7,042,180.27

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2001-7 Allocable Principal
       Collections:                                            $182,776,363.79

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:          $142,125,948.61

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $142,125,948.61

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,049,784.18

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $145,175,732.79

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $61,750,000.00

   2.  Required Collateral Invested Amount:                     $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $145,175,732.79

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                            $7,042,180.27
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $243,982.73
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $94,651.17
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $289,729.50
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,330,483.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5831%
       b. Prior Monthly Period                                         3.1798%
       c. Second Prior Monthly Period                                  3.3621%

   2.  Three Month Average Base Rate                                   3.3750%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XVIII. Series 2002-1 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                1,183,135,495.90      920,000,000.00    263,135,495.90
Beginning Adjusted Invested Amount                                N/A      920,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 18,389,754.51       14,299,777.33      4,089,977.17
Collections of Principal Receivables                   258,698,853.36      201,162,881.10     57,535,972.26
Defaulted Amount                                         5,551,242.95        4,316,617.61      1,234,625.34

Ending Invested / Transferor Amounts                 1,165,007,656.57      920,000,000.00    245,007,656.57


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2038%             1.4937%           2.1437%
Monthly Interest Due                                       685,234.69           82,455.00        140,522.81            908,212.50
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         685,234.69           82,455.00        140,522.81            908,212.50
Investor Default Amount                                  3,561,209.53          345,329.41        410,078.67          4,316,617.61
Investor Monthly Fees Due                                1,265,000.00          122,666.67        145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                5,511,444.21          550,451.08        696,268.15          6,758,163.44

Reallocated Investor Finance Charge Collections                                                                     14,299,777.33
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5876%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00
Interest Distributions                                     685,234.69           82,455.00        140,522.81            908,212.50
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        685,234.69           82,455.00        140,522.81            908,212.50
Ending Certificates Balance                            759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.90

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.12

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.12

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $140,522.81

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $140,522.81

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of
       principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,797,316.30

       a. Class A Monthly Interest:                                $685,234.69
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,561,209.53
       e. Excess Spread:                                         $7,550,872.09

   2. Class B Available Funds:                                   $1,143,982.19

       a. Class B Monthly Interest:                                 $82,455.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,061,527.19

   3.  Collateral Available Funds:                               $1,358,478.85

       a. Excess Spread:                                         $1,358,478.85

   4.  Total Excess Spread:                                      $9,970,878.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2002-1 Allocable Principal
       Collections:                                            $258,698,853.36

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:          $201,162,881.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $201,162,881.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,316,617.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $205,479,498.71

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $205,479,498.71

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                            $9,970,878.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $345,329.41
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $140,522.81
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $410,078.67
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,541,613.89

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5876%
       b. Prior Monthly Period                                         3.1843%
       c. Second Prior Monthly Period                                  3.3666%

   2.  Three Month Average Base Rate                                   3.3795%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XIX. Series 2002-2 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest             Interest
----------------------------------                        -----------      --------------       ------------
Beginning Invested /Transferor Amount                1,208,855,832.77      940,000,000.00    268,855,832.77
Beginning Adjusted Invested Amount                                N/A      940,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 18,789,531.78       14,610,642.06      4,178,889.72
Collections of Principal Receivables                   264,322,741.48      205,535,987.22     58,786,754.26
Defaulted Amount                                         5,671,922.14        4,410,457.12      1,261,465.02

Ending Invested / Transferor Amounts                 1,190,333,909.97      940,000,000.00    250,333,909.97


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2038%             1.4838%           2.0938%
Monthly Interest Due                                       700,131.09           83,683.50        140,228.91            924,043.50
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         700,131.09           83,683.50        140,228.91            924,043.50
Investor Default Amount                                  3,638,627.12          352,836.57        418,993.43          4,410,457.12
Investor Monthly Fees Due                                1,292,500.00          125,333.33        148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                                5,631,258.22          561,853.40        708,055.67          6,901,167.29

Reallocated Investor Finance Charge Collections                                                                     14,610,642.06
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5820%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         775,500,000.00       75,200,000.00     89,300,000.00        940,000,000.00
Interest Distributions                                     700,131.09           83,683.50        140,228.91            924,043.50
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        700,131.09           83,683.50        140,228.91            924,043.50
Ending Certificates Balance                            775,500,000.00       75,200,000.00     89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.90

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.11

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.11

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $140,228.91

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $140,228.91

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $12,053,779.70

       a. Class A Monthly Interest:                                $700,131.09
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,638,627.12
       e. Excess Spread:                                         $7,715,021.48

   2.  Class B Available Funds:                                  $1,168,851.36

       a. Class B Monthly Interest:                                 $83,683.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,085,167.86

   3.  Collateral Available Funds:                               $1,388,011.00

       a. Excess Spread:                                         $1,388,011.00

   4.  Total Excess Spread:                                     $10,188,200.34

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2002-2 Allocable Principal
       Collections:                                            $264,322,741.48

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:          $205,535,987.22

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $205,535,987.22

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,410,457.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $209,946,444.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $89,300,000.00

   2.  Required Collateral Invested Amount:                     $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $209,946,444.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                           $10,188,200.34
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $352,836.57
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $140,228.91
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $418,993.43
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,709,474.77

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5820%
       b. Prior Monthly Period                                         3.1787%
       c. Second Prior Monthly Period                                  3.3610%

   2.  Three Month Average Base Rate                                   3.3739%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XX. Series 2002-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                1,183,135,495.90      920,000,000.00    263,135,495.90
Beginning Adjusted Invested Amount                                N/A      920,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 18,389,754.51       14,299,777.33      4,089,977.17
Collections of Principal Receivables                   258,698,853.36      201,162,881.10     57,535,972.26
Defaulted Amount                                         5,551,242.95        4,316,617.61      1,234,625.34

Ending Invested / Transferor Amounts                 1,165,007,656.57      920,000,000.00    245,007,656.57


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2038%             1.4737%           2.0938%
Monthly Interest Due                                       685,234.69           81,351.00        137,245.31            903,831.00
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         685,234.69           81,351.00        137,245.31            903,831.00
Investor Default Amount                                  3,561,209.53          345,329.41        410,078.67          4,316,617.61
Investor Monthly Fees Due                                1,265,000.00          122,666.67        145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                5,511,444.21          549,347.08        692,990.65          6,753,781.94

Reallocated Investor Finance Charge Collections                                                                     14,299,777.33
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5812%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                 Total
--------------------------------------------                  -------             -------        ----------                -----

Beginning Certificates Balance                         759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00
Interest Distributions                                     685,234.69           81,351.00        137,245.31            903,831.00
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        685,234.69           81,351.00        137,245.31            903,831.00
Ending Certificates Balance                            759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.90

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.11

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.11

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $137,245.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $137,245.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,797,316.30

       a. Class A Monthly Interest:                                $685,234.69
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,561,209.53
       e. Excess Spread:                                         $7,550,872.09

   2.  Class B Available Funds:                                  $1,143,982.19

       a. Class B Monthly Interest:                                 $81,351.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,062,631.19

   3.  Collateral Available Funds:                               $1,358,478.85

       a. Excess Spread:                                         $1,358,478.85

   4.  Total Excess Spread:                                      $9,971,982.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2002-3 Allocable Principal
       Collections:                                            $258,698,853.36

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:          $201,162,881.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $201,162,881.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,316,617.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $205,479,498.71

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $205,479,498.71

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                            $9,971,982.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $345,329.41
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $137,245.31
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $410,078.67
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,545,995.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5812%
       b. Prior Monthly Period                                         3.1779%
       c. Second Prior Monthly Period                                  3.3602%

   2.  Three Month Average Base Rate                                   3.3731%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XXI. Series 2002-4 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest            Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  643,008,421.68      500,000,000.00    143,008,421.68
Beginning Adjusted Invested Amount                                N/A      500,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                  9,994,431.80        7,771,618.12      2,222,813.68
Collections of Principal Receivables                   140,597,202.91      109,327,652.77     31,269,550.14
Defaulted Amount                                         3,016,979.86        2,345,987.83        670,992.03

Ending Invested / Transferor Amounts                   633,156,335.09      500,000,000.00    133,156,335.09


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.1338%             1.4038%           1.9438%
Monthly Interest Due                                       350,753.91           42,112.50         69,246.09            462,112.50
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         350,753.91           42,112.50         69,246.09            462,112.50
Investor Default Amount                                  1,935,439.96          187,679.03        222,868.84          2,345,987.83
Investor Monthly Fees Due                                  687,500.00           66,666.67         79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                                2,973,693.87          296,458.19        371,281.60          3,641,433.66

Reallocated Investor Finance Charge Collections                                                                      7,771,618.12
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5025%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00
Interest Distributions                                     350,753.91           42,112.50         69,246.09            462,112.50
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        350,753.91           42,112.50         69,246.09            462,112.50
Ending Certificates Balance                            412,500,000.00       40,000,000.00     47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.85

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.85

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.05

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.05

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $69,246.09

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $69,246.09

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $6,411,584.95

       a. Class A Monthly Interest:                                $350,753.91
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $1,935,439.96
       e. Excess Spread:                                         $4,125,391.08

   2.  Class B Available Funds:                                    $621,729.45

       a. Class B Monthly Interest:                                 $42,112.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $579,616.95

   3.  Collateral Available Funds:                                 $738,303.72

       a. Excess Spread:                                           $738,303.72

   4.  Total Excess Spread:                                      $5,443,311.75

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2002-4 Allocable Principal
       Collections:                                            $140,597,202.91

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:          $109,327,652.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $109,327,652.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,345,987.83

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $111,673,640.60

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $47,500,000.00

   2.  Required Collateral Invested Amount:                     $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $111,673,640.60

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                            $5,443,311.75
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $187,679.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $69,246.09
   9.  Applied to unpaid Monthly Servicing Fee:                    $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $222,868.84
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,130,184.45

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5025%
       b. Prior Monthly Period                                         3.0992%
       c. Second Prior Monthly Period                                  3.2815%

   2.  Three Month Average Base Rate                                   3.2944%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XXII. Series 2002-5 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  771,610,106.02      600,000,000.00    171,610,106.02
Beginning Adjusted Invested Amount                                N/A      600,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 11,993,318.16        9,325,941.74      2,667,376.42
Collections of Principal Receivables                   168,716,643.50      131,193,183.33     37,523,460.17
Defaulted Amount                                         3,620,375.84        2,815,185.40        805,190.44

Ending Invested / Transferor Amounts                   759,787,602.11      600,000,000.00    159,787,602.11


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2637%             1.5438%           2.1437%
Monthly Interest Due                                       469,167.19           55,575.00         91,645.31            616,387.50
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         469,167.19           55,575.00         91,645.31            616,387.50
Investor Default Amount                                  2,322,527.95          225,214.83        267,442.61          2,815,185.40
Investor Monthly Fees Due                                  825,000.00           80,000.00         95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                                3,616,695.14          360,789.83        454,087.93          4,431,572.90

Reallocated Investor Finance Charge Collections                                                                      9,325,941.74
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.6419%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         495,000,000.00       48,000,000.00     57,000,000.00        600,000,000.00
Interest Distributions                                     469,167.19           55,575.00         91,645.31            616,387.50
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        469,167.19           55,575.00         91,645.31            616,387.50
Ending Certificates Balance                            495,000,000.00       48,000,000.00     57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.95

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.95

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $91,645.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $91,645.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1 . Class A Available Funds:                                  $7,693,901.93

       a. Class A Monthly Interest:                                $469,167.19
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,322,527.95
       e. Excess Spread:                                         $4,902,206.80

   2.  Class B Available Funds:                                    $746,075.34

       a. Class B Monthly Interest:                                 $55,575.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $690,500.34

   3.  Collateral Available Funds:                                 $885,964.47

       a. Excess Spread:                                           $885,964.47

   4.  Total Excess Spread:                                      $6,478,671.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2002-5 Allocable Principal
       Collections:                                            $168,716,643.50

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:          $131,193,183.33

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $131,193,183.33

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $2,815,185.40

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $134,008,368.72

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $57,000,000.00

   2.  Required Collateral Invested Amount:                     $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $134,008,368.72

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                            $6,478,671.60
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $225,214.83
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $91,645.31
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $267,442.61
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $4,894,368.84

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6419%
       b. Prior Monthly Period                                         3.2385%
       c. Second Prior Monthly Period                                  3.4208%

   2.  Three Month Average Base Rate                                   3.4338%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XXIII. Series 2002-6 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest            Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                  925,932,127.23      720,000,000.00    205,932,127.23
Beginning Adjusted Invested Amount                                N/A      720,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 14,391,981.79       11,191,130.09      3,200,851.70
Collections of Principal Receivables                   202,459,972.20      157,431,819.99     45,028,152.20
Defaulted Amount                                         4,344,451.00        3,378,222.47        966,228.53

Ending Invested / Transferor Amounts                   911,745,122.53      720,000,000.00    191,745,122.53


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2338%             1.5438%           2.1437%
Monthly Interest Due                                       549,635.63           66,690.00        109,974.38            726,300.00
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         549,635.63           66,690.00        109,974.38            726,300.00
Investor Default Amount                                  2,787,033.54          270,257.80        320,931.14          3,378,222.47
Investor Monthly Fees Due                                  990,000.00           96,000.00        114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                                4,326,669.17          432,947.80        544,905.51          5,304,522.47

Reallocated Investor Finance Charge Collections                                                                     11,191,130.09
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.6168%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         594,000,000.00       57,600,000.00     68,400,000.00        720,000,000.00
Interest Distributions                                     549,635.63           66,690.00        109,974.38            726,300.00
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        549,635.63           66,690.00        109,974.38            726,300.00
Ending Certificates Balance                            594,000,000.00       57,600,000.00     68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.93

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.93

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.16

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.16

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $109,974.38

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $109,974.38

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,232,682.32

       a. Class A Monthly Interest:                                $549,635.63
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,787,033.54
       e. Excess Spread:                                         $5,896,013.15

   2.  Class B Available Funds:                                    $895,290.41

       a. Class B Monthly Interest:                                 $66,690.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $828,600.41

   3.  Collateral Available Funds:                               $1,063,157.36

       a. Excess Spread:                                         $1,063,157.36

   4.  Total Excess Spread:                                      $7,787,770.92

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2002-6 Allocable Principal
       Collections:                                            $202,459,972.20

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:          $157,431,819.99

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $157,431,819.99

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,378,222.47

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $160,810,042.47

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $68,400,000.00

   2.  Required Collateral Invested Amount:                     $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $160,810,042.47

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                            $7,787,770.92
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $270,257.80
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $109,974.38
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $320,931.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,886,607.61

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.6168%
       b. Prior Monthly Period                                         3.2135%
       c. Second Prior Monthly Period                                  3.3958%

   2.  Three Month Average Base Rate                                   3.4087%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XXIV. Series 2003-1 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                            Series         Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest             Interest
----------------------------------                        -----------      --------------       -----------
Beginning Invested /Transferor Amount                1,183,135,495.90      920,000,000.00    263,135,495.90
Beginning Adjusted Invested Amount                                N/A      920,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 18,389,754.51       14,299,777.33      4,089,977.17
Collections of Principal Receivables                   258,698,853.36      201,162,881.10     57,535,972.26
Defaulted Amount                                         5,551,242.95        4,316,617.61      1,234,625.34

Ending Invested / Transferor Amounts                 1,165,007,656.57      920,000,000.00    245,007,656.57


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2038%             1.4937%           2.1938%
Monthly Interest Due                                       685,234.69           82,455.00        143,800.31            911,490.00
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         685,234.69           82,455.00        143,800.31            911,490.00
Investor Default Amount                                  3,561,209.53          345,329.41        410,078.67          4,316,617.61
Investor Monthly Fees Due                                1,265,000.00          122,666.67        145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                5,511,444.21          550,451.08        699,545.65          6,761,440.94

Reallocated Investor Finance Charge Collections                                                                     14,299,777.33
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5924%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00
Interest Distributions                                     685,234.69           82,455.00        143,800.31            911,490.00
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        685,234.69           82,455.00        143,800.31            911,490.00
Ending Certificates Balance                            759,000,000.00       73,600,000.00     87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.90

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.12

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.12

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $143,800.31

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $143,800.31

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $11,797,316.30

       a. Class A Monthly Interest:                                $685,234.69
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $3,561,209.53
       e. Excess Spread:                                         $7,550,872.09

   2.  Class B Available Funds:                                  $1,143,982.19

       a. Class B Monthly Interest:                                 $82,455.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,061,527.19

   3.  Collateral Available Funds:                               $1,358,478.85

       a. Excess Spread:                                         $1,358,478.85

   4.  Total Excess Spread:                                      $9,970,878.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2003-1 Allocable Principal
       Collections:                                            $258,698,853.36

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:          $201,162,881.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $201,162,881.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $4,316,617.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $205,479,498.71

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $87,400,000.00

   2.  Required Collateral Invested Amount:                     $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $205,479,498.71

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                            $9,970,878.12
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $345,329.41
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $143,800.31
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $410,078.67
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $7,538,336.39

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5924%
       b. Prior Monthly Period                                         3.1891%
       c. Second Prior Monthly Period                                  3.3714%

   2.  Three Month Average Base Rate                                   3.3843%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XXV. Series 2003-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations         Interest           Interest
----------------------------------                        -----------      ---------------      -----------
Beginning Invested /Transferor Amount                1,414,618,527.71    1,100,000,000.00    314,618,527.71
Beginning Adjusted Invested Amount                                N/A    1,100,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 21,987,749.95       17,097,559.85      4,890,190.10
Collections of Principal Receivables                   309,313,846.41      240,520,836.10     68,793,010.31
Defaulted Amount                                         6,637,355.70        5,161,173.23      1,476,182.47

Ending Invested / Transferor Amounts                 1,392,943,937.20    1,100,000,000.00    292,943,937.20


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2038%             1.4638%           2.2437%
Monthly Interest Due                                       819,302.34           96,607.50        175,853.91          1,091,763.75
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         819,302.34           96,607.50        175,853.91          1,091,763.75
Investor Default Amount                                  4,257,967.91          412,893.86        490,311.46          5,161,173.23
Investor Monthly Fees Due                                1,512,500.00          146,666.67        174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                                6,589,770.25          656,168.02        840,332.03          8,086,270.31

Reallocated Investor Finance Charge Collections                                                                     17,097,559.85
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5948%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         907,500,000.00       88,000,000.00    104,500,000.00      1,100,000,000.00
Interest Distributions                                     819,302.34           96,607.50        175,853.91          1,091,763.75
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        819,302.34           96,607.50        175,853.91          1,091,763.75
Ending Certificates Balance                            907,500,000.00       88,000,000.00    104,500,000.00      1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.90

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.10

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.10

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $175,853.91

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $175,853.91

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $14,105,486.88

       a. Class A Monthly Interest:                                $819,302.34
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $4,257,967.91
       e. Excess Spread:                                         $9,028,216.62

   2.  Class B Available Funds:                                  $1,367,804.79

       a. Class B Monthly Interest:                                 $96,607.50
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                         $1,271,197.29

   3.  Collateral Available Funds:                               $1,624,268.19

       a. Excess Spread:                                         $1,624,268.19

   4.  Total Excess Spread:                                     $11,923,682.10

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2003-2 Allocable Principal
       Collections:                                            $309,313,846.41

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:          $240,520,836.10

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $240,520,836.10

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $5,161,173.23

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $245,682,009.33

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $104,500,000.00

   2.  Required Collateral Invested Amount:                    $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $245,682,009.33

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                           $11,923,682.10
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $412,893.86
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $175,853.91
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $490,311.46
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $9,011,289.54

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5948%
       b. Prior Monthly Period                                         3.1915%
       c. Second Prior Monthly Period                                  3.3738%

   2.  Three Month Average Base Rate                                   3.3867%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XXVI. Series 2003-3 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series         Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations       Interest             Interest
----------------------------------                        -----------     ---------------       -----------
Beginning Invested /Transferor Amount                  964,512,632.53      750,000,000.00    214,512,632.53
Beginning Adjusted Invested Amount                                N/A      750,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 14,991,647.69       11,657,427.17      3,334,220.52
Collections of Principal Receivables                   210,895,804.37      163,991,479.16     46,904,325.21
Defaulted Amount                                         4,525,469.80        3,518,981.74      1,006,488.05

Ending Invested / Transferor Amounts                   949,734,502.64      750,000,000.00    199,734,502.64


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        ----------                 -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.2038%             1.4438%           2.2138%
Monthly Interest Due                                       558,615.23           64,968.75        118,297.27            741,881.25
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         558,615.23           64,968.75        118,297.27            741,881.25
Investor Default Amount                                  2,903,159.94          281,518.54        334,303.27          3,518,981.74
Investor Monthly Fees Due                                1,031,250.00          100,000.00        118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                                4,493,025.17          446,487.29        571,350.53          5,510,862.99

Reallocated Investor Finance Charge Collections                                                                     11,657,427.17
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 3.5903%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                  Class A             Class B        Interest                   Total
--------------------------------------------                  -------             -------       ----------                  -----

Beginning Certificates Balance                         618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00
Interest Distributions                                     558,615.23           64,968.75        118,297.27            741,881.25
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        558,615.23           64,968.75        118,297.27            741,881.25
Ending Certificates Balance                            618,750,000.00       60,000,000.00     71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $0.90

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $0.90

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $118,297.27

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $118,297.27

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,617,377.42

       a. Class A Monthly Interest:                                $558,615.23
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,903,159.94
       e. Excess Spread:                                         $6,155,602.24

   2.  Class B Available Funds:                                    $932,594.17

       a. Class B Monthly Interest:                                 $64,968.75
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $867,625.42

   3.  Collateral Available Funds:                               $1,107,455.58

       a. Excess Spread:                                         $1,107,455.58

   4.  Total Excess Spread:                                      $8,130,683.25

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2003-3 Allocable Principal
       Collections:                                            $210,895,804.37

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:          $163,991,479.16

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $163,991,479.16

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,518,981.74

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $167,510,460.91

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $71,250,000.00

   2.  Required Collateral Invested Amount:                     $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $167,510,460.91

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                            $8,130,683.25
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $281,518.54
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                     $118,297.27
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $334,303.27
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $6,146,564.18

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       3.5903%
       b. Prior Monthly Period                                         3.1870%
       c. Second Prior Monthly Period                                  3.3693%

   2.  Three Month Average Base Rate                                   3.3822%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%



XXVII. Series 2003-4 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total  Investor       Transferors
A. Investor/Transferor Allocations                        Allocations        Interest             Interest
----------------------------------                        -----------     ---------------       -----------
Beginning Invested /Transferor Amount                  874,491,453.49      680,000,000.00    194,491,453.49
Beginning Adjusted Invested Amount                                N/A      680,000,000.00               N/A
Floating Allocation Percentage                                    N/A            77.7595%          22.2405%
Principal Allocation Percentage                                   N/A            77.7595%          22.2405%
Collections of Finance Chg. Receivables                 13,592,427.24       10,569,400.64      3,023,026.61
Collections of Principal Receivables                   191,212,195.96      148,685,607.77     42,526,588.19
Defaulted Amount                                         4,103,092.61        3,190,543.45        912,549.17

Ending Invested / Transferor Amounts                   861,092,615.72      680,000,000.00    181,092,615.72


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                        Class A             Class B         Interest                  Total
--------------------------------------                        -------             -------        -----------                -----

Principal Funding Account                                        0.00                0.00              0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00              0.00                  0.00
Reserve Draw Amount                                              0.00                0.00              0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00              0.00                  0.00
Reserve Account Surplus                                          0.00                0.00              0.00                  0.00

Coupon  February 17, 2004 to March 14, 2004                   1.6900%             1.9000%           1.9937%
Monthly Interest Due                                       828,381.67           64,600.00         76,260.94            969,242.60
Outstanding Monthly Interest Due                                 0.00                0.00              0.00                  0.00
Additional Interest Due                                          0.00                0.00              0.00                  0.00
Total Interest Due                                         828,381.67           64,600.00         76,260.94            969,242.60
Investor Default Amount                                  2,759,820.08          191,432.61        239,290.76          3,190,543.45
Investor Monthly Fees Due                                  980,333.33           68,000.00         85,000.00          1,133,333.33
Investor Additional Amounts Due
Total Due                                                4,568,535.08          324,032.61        400,551.70          5,293,119.39

Reallocated Investor Finance Charge Collections                                                                     10,569,400.64
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          13.2024%
Base Rate                                                                                                                 4.1800%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                  Class A             Class B         Interest                  Total
--------------------------------------------                  -------             -------        ----------                 -----

Beginning Certificates Balance                         588,200,000.00       40,800,000.00     51,000,000.00        680,000,000.00
Interest Distributions                                     828,381.67           64,600.00         76,260.94            969,242.60
Principal Deposits - Prin. Funding Account                       0.00                0.00              0.00                  0.00
Principal Distributions                                          0.00                0.00              0.00                  0.00
Total Distributions                                        828,381.67           64,600.00         76,260.94            969,242.60
Ending Certificates Balance                            588,200,000.00       40,800,000.00     51,000,000.00        680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                 $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                              $1.41

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                           $0.00

   5. Amount of the distribution in
       respect of Class A Principal:                                     $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                     $0.00

   2.  Amount of Class A Investor Charge-
       Offs per $1,000 original certificate
       principal amount:                                                 $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                     $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                            $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                             $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                              $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                         $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                           $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                     $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                       $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                     $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                  $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                 $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                             $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                             $76,260.94

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                            $76,260.94

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                              $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                                $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                         $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                  $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  $9,142,531.55

       a. Class A Monthly Interest:                                $828,381.67
       b. Class A Outstanding Monthly Interest:                          $0.00
       c. Class A Additional Interest:                                   $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):          $2,759,820.08
       e. Excess Spread:                                         $5,554,329.80

   2.  Class B Available Funds:                                    $634,164.04

       a. Class B Monthly Interest:                                 $64,600.00
       b. Class B Outstanding Monthly Interest:                          $0.00
       c. Class B Additional Interest:                                   $0.00
       d. Excess Spread:                                           $569,564.04

   3.  Collateral Available Funds:                                 $792,705.05

       a. Excess Spread:                                           $792,705.05

   4.  Total Excess Spread:                                      $6,916,598.89

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.7595%

   2.  Series 2003-4 Allocable Principal
       Collections:                                            $191,212,195.96

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:          $148,685,607.77

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                             $0.00

   5.  Item 3 minus item 4:                                    $148,685,607.77

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                  N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                              $3,190,543.45

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $151,876,151.22

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                              $51,000,000.00

   2.  Required Collateral Invested Amount:                     $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                         $0.00

   4.  Treated as Shared Principal Collections:                $151,876,151.22

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                          N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                           N/A

   3.  Principal Distribution:                                             N/A

   4.  Treated as Shared Principal Collections:                            N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                            $6,916,598.89
   2.  Excess Finance Charge Collections:                                $0.00
   3.  Applied to fund Class A Required Amount:                          $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                               $0.00
   5.  Applied to fund Class B overdue Interest:                         $0.00
   6.  Applied to fund Class B Required Amount:                    $191,432.61
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                       $0.00
   8.  Applied to Collateral Monthly Interest:                      $76,260.94
   9.  Applied to unpaid Monthly Servicing Fee:                  $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $239,290.76
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                       $0.00
   12. Deposited to Reserve Account:                                     $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                       $0.00
   l4. Balance:                                                  $5,276,281.25

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                       4.1800%
       b. Prior Monthly Period                                         3.4480%
       c. Second Prior Monthly Period                                  3.6654%

   2.  Three Month Average Base Rate                                   3.7645%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                      13.2024%
       b. Prior Monthly Period                                        11.9699%
       c. Second Prior Monthly Period                                 12.8379%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                          12.6701%